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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 30, 2000 relating to the financial statements of MacroPore, Inc., which appears in MacroPore, Inc.'s Registration Statement on Form 10, as amended on July 16, 2001.

/s/ PricewaterhouseCoopers LLP
San Diego, California
January 30, 2002

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS